Exhibit 99.1

R&D Day - October 31, 2022 Update on Oral CDK2/9 and PLK1 Inhibitor Programs in Solid Tumors and Lymphoma Translating cancer biology into medicines

Disclaimer This presentation contains certain forward - looking statements that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward - looking statements. Such forward - looking statements include statements regarding, among other things, the efficacy, safety and intended utilization of Cyclacel's product candidates, the conduct and results of future clinical trials, plans regarding regulatory filings, future research and clinical trials and plans regarding partnering activities. Factors that may cause actual results to differ materially include the risk that product candidates that appeared promising in early research and clinical trials do not demonstrate safety and/or efficacy in larger - scale or later clinical trials, trials may have difficul ty enrolling patients, Cyclacel may not obtain approval to market its product candidates, the risks associated with reliance on outside financing to meet capital requirements, and the risks associated with reliance on collaborative partners for further clinical trials, development and commercialization of product candidates. You are urged to consider statements that include the words "may," "will," "would," "could," "should," "believes," "estimates," "projects," "potential," "expects," "plans," "anticipates," "intends," "continues," "forecast," "designed," "goal," or the negative of those words or other comparable words to be uncertain and forward - looking. For a further list and description of the risks and uncertainties the Company faces, please refer to our most recent Annual Report on Form 10 - K and other periodic and other filings we file with the Securities and Exchange Commission and are available at www.sec.gov . Such forward - looking statements are current only as of the date they are made, and we assume no obligation to update any forward - looking statements, whether as a result of new information, future events or otherwise. © 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022 2

Agenda

Time (EDT)	Topic	Speaker
10:00AM	Welcome and Introductions	Spiro Rombotis *Cyclacel, President & CEO*
10:10AM	An Overview of the Unmet Medical Needs in the Treatment of T Cell Lymphoma	Jasmine Zain, MD *City of Hope National Medical Center*
10:25AM	Unmet Medical Needs and Current Treatment Options for Hepatobiliary Cancers	Do-Youn Oh, MD, PhD *Seoul National University Hospital*
10:40AM	Oral CDK2/9 inhibitor fadraciclib clinical update	Mark Kirschbaum, MD *Cyclacel, SVP & Chief Medical Officer*
11:00AM	Oral PLK1 inhibitor CYC140 clinical update	Mark Kirschbaum, MD *Cyclacel, SVP & Chief Medical Officer*
11:10AM	Q&A; Discussion	Moderator; All

CYCLACEL

© 2022 Cyclacel Pharmaceuticals, Inc.
R&D Day October 31, 2022

3

Cyclacel Summary • STRATEGY: Leverage understanding of biology to bring Rx candidates to proof - of - concept • HUMAN CAPITAL: Small, focused team of skilled drug developers committed to strategy • SCIENCE : Leader in cell cycle checkpoint control and oncology drug innovator • ASSETS : Multiple data readouts from registration - directed, Ph 1/2 studies – Fadraciclib (CYC065, CDK2/9 inhibitor): Ph 1/2 solid tumors and lymphoma ongoing • Single agent responses in unselected dose escalation in both solid tumors and lymphoma • PoC cohort stage 1H 2023 – CYC140 (PLK1 inhibitor): Ph 1/2 solid tumors and lymphoma ongoing • Early indication of activity, interim dose escalation data 1H 2023 © 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022 4

• Durably suppress proteins/genes associated with cancer resistance enable apoptosis • Suppress m ultiple, redundant mechanisms with a single drug • Optimize mechanistically - relevant , dosing strategy • Venetoclax: only FDA - approved apoptosis enabler Therapeutic Strategy: Enabling Apoptosis © 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022 5

Fadraciclib (formerly CYC065) Summary 6 Ongoing Ph 1/2: biologically - optimal schedules require continuous dosing Anti - apoptotic biomarkers: cyclin E (CDK2) and MCL1, MYC, KRAS mutant (CDK9) CDK9 (regulation of transcription and survival) CDK2 (cell cycle control) Breast, endometrial, ovarian, uterine, colorectal, hepatobiliary, lymphomas Oral small molecule <6h half life 2/3 PR in lymphoma 11/15 SD in solid tumors of interest © 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022

Overview of the Unmet Medical Needs in the Treatment of T Cell Lymphoma Jasmine Zain, MD, P rofessor, Department of Hematology & Hematopoietic Cell Transplantation and Director, T cell Lymphoma Program at the Toni Stephenson Lymphoma Center, City of Hope National Medical Center Jasmine Zain, MD © 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022 7

Jasmine Zain, MD Director T - Cell Lymphoma Program Professor Hematology and Hematopoietic Stem Cell Transplantation City of Hope National Medical Center WHAT IS T - CELL LYMPHOMA

CITY OF HOPE FDC, follicular dendritic cells. Jaffe ES, et al. Blood . 2008;112:4384 - 4399 9 T - CELL LYMPHOMAS ARISE FROM POST - THYMIC T LYMPHOCYTES

CITY OF HOPE 10 PTCLS REPRESENT A RARE GROUP NON - HODGKIN LYMPHOMAS

PTCLS REPRESENT A RARE GROUP NON-HODGKIN LYMPHOMAS

Mature T- and NK-cell neoplasms

T-cell groupings

2016 WHO classification of TCLs

Aggressive | Indolent

Cutaneous	Extranodal	Nodal	Leukemic
Mycosis fungoides	NK/TCL, nasal	PTCL-NOS	T-cell prolymphocytic leukemia
Transformed mycosis fungoides	EATL	AITL	T-cell large granular lymphocytic leukemia
Sézary syndrome	*MEITL*	*FTCL*	*Chronic lymphoproliferative disorder of NK cells*
Primary cutaneous CD30+ lymphoproliferative disorders	*T-cell lymphoproliferative disorder of the GI tract*	*Nodal PTCL with TFH phenotype*	NK-cell leukemia
Primary cutaneous γδ TCL	Hepatosplenic TCL	ALCL, ALK+	Systemic EBV+ TCL of childhood
Primary cutaneous CD8+ aggressive epidermotropic cytotoxic TCL	SC, panniculitis-like TCL	ALCL, ALK–	Systemic hydroa vacciniforme–like lymphoproliferative disorder
Primary cutaneous acral CD8+ TCL		*Breast implant–associated ALCL*	ATLL
Primary cutaneous CD4+ small/medium T-cell lymphoproliferative disorder			

*PTCL does not refer to anatomic sites, but the involvement of more mature (post-thymic) T cells vs pre-thymic or immature T cells; provisional entities are listed in italics.[1]

AITL, angioimmunoblastic T-cell lymphoma; ATLL, adult T-cell leukemia/lymphoma; FTCL, follicular TCL; GI, gastrointestinal; MEITL, monomorphic epitheliotropic intestinal T-cell lymphoma; NK, natural killer; SC, subcutaneous; TCL, T-cell lymphoma; TFH, T-follicular helper phenotype; WHO, World Health Organization.

1. Armitage JO, et al. *Ann Oncol.* 2004;15:1447-1449. 2. Swerdlow SH, et al. *Blood.* 2016;127:2375-2390. 3. Marchi E, et al. *CA Cancer J Clin.* 2020;70:47-70. 4. Zinzani PL, et al. *Crit Rev Oncol Hematol.* 2016;99:214-227. 5. Pinter-Brown L. *Hematology Am Soc Hematol Educ Program.* 2020:154-159. 6. Shi M, et al. Clinical Case Rep. 2015;3:740-743. 7. Guitart J, et al. *Mod Pathol.* 2017;30:761-772. 8. Guo N, et al. *Diagn Pathol.* 2019;14:82. doi.org/10.1186/s13000-019-0859-4.

CITY OF HOPE

11

CITY OF HOPE Vose al. J Clin Oncol . 2008;26:4124 - 4130 12 DISTRIBUTION OF SUBTYPES

CITY OF HOPE * Excluded ALK+ ALCL. ASCT, autologous stem - cell transplantation; BCCA, British Columbia Cancer Agency; ECOG, Eastern Cooperative Oncology Group; MER, Molecular Epidemiology Resource; OS, overall survival; PS, performance status; SWE, Sweden. Maurer MJ, et al. J Clin Oncol . 2017;35:4019 - 4026. 13 ASSOCIATED WITH A POOR PROGNOSIS

CITY OF HOPE 14 SUBTYPES DIFFER IN CLINICAL OUTCOMES Vose JM, et al. J Clin Oncol . 2008;26:4124 - 4130.

CITY OF HOPE Carson, et al. 2017. Cancer . 15 COMPLETE - COMPREHENSIVE ONCOLOGY MEASURE FOR PERIPHERAL T - CELL LYMPHOMA

CITY OF HOPE Chiara et al: British Journal of Hematology 2017 16 NO CHANGE IN FFS OR OS IN PTCL – NOS AND AITL

CITY OF HOPE WHAT WE KNOW SO FAR 17 ▪ CHOP based therapies remain the back bone of upfront therapy (CR 31 - 67%) ▪ For CD30+ lymphomas and ALCL - ----- BV+CHP – based on randomized data and shown to impact survival – best effect seen in ALCL, other subtypes not so much ▪ Role of Etoposide if the upfront regimen continues to be debated. Best data is by Schimdt , et al. <60, normal LDH, improved OS. CHOEP followed by high dose ASCT has been used by several groups. Metanalysis by Deng et al did not show a difference between CHOP and CHOPE ( Onco targets 2019) ▪ CHOP+Romdepsin (Ro - CHOP) – Initial results ORR 78% including 66% CR. Randomized phase 3 is NEGATIVE ▪ CHOP+Pralatrexate - ORR 89%, CR 67% ▪ CHOP+Belinostat – ORR 86%, CR 67%, PR 19% ▪ CHOEP+Revlimid – ORR 88% and CR 38%. Len maintenance arm ▪ CHEP+BV – Ongoing. Possible EPCH+BV? ▪ Chidamide + CHOP, Chidamide + CHOEP (ORR 68%, CR 43% ) ▪ Non – CHOP based therapies ▪ Mogamulizumab combinations – EPOCH, mLSG15

CITY OF HOPE PROGNOSIS FOR PATIENTS WITH RELAPSED REFRACTORY PTCL 18 Chiara et al: British Journal of Hematology 2017

CITY OF HOPE 19 APPROVED AGENTS FOR THE TREATMENT OF RR PTCL

CITY OF HOPE 20 ALTERNATIVE APPROACHES TO TREAT R/R PTCL

CITY OF HOPE 21 HOW TO CHOOSE THE NEXT LINE OF THERAPY

CITY OF HOPE Stuver et al - American Journal Hematology 2019 22 SINGLE AGENT VS COMBINATION CHEMOTHERAPY IN RR PTCL Results from COMPLETE registry

CITY OF HOPE 23 UPCOMING THERAPIES

CITY OF HOPE Ma et al : Current Hema malignancy reports 2018 24 POTENTIAL THERAPEUTIC TARGETS FOR PTCL

CITY OF HOPE 25

CITY OF HOPE 26 DOUBLETS AND TRIPLETS – TARGETED AGENTS

CITY OF HOPE 27 COMBINATION THERAPIES IN THE UPFRONT SETTING

CITY OF HOPE 28 NOVEL SINGLE AGENTS FOR PTCL - RECENT UPDATES

CITY OF HOPE PRIMARY CUTANEOUS LYMPHOMAS 29 ▪ B - or T - cells neoplasm that primarily involves the skin with no extracutaneous disease at the time of diagnosis ▪ T cell subtype more common than B cell ▪ Mycosis Fungoides (MF) and Sezary Syndrome (SS) are the most common cutaneous lymphomas – Epidermotropic CTCLs – 50%

CITY OF HOPE 30 WHO - EORTC CLASSIFICATION OF CUTANEOUS LYMPHOMAS WHO CLASSIFICATION OF LYMPHOID NEOPLASMS CUTANEOUS T - CELL AND NK - CELL LYMPHOMAS MATURE T - CELL AND NK - CELL NEOPLASMS MYCOSIS FUNGOIDES folliculotropic MF pagetoid reticulosis granulomatous slack skin sézary syndrome MYCOSIS FUNGOIDES SEZARY SYNDROME ADULT T - CELL LEUKEMIA/LYMPHOMA ADULT T - CELL LEUKEMIA/LYMPHOMA PRIMARY CUTANEOUS CD30 + LYMPHOPROLIFERATIVE DISORDERS Primary cutaneous anaplastic large cell lymphoma Lymphomatoid papulosis PRIMARY CUTANEOUS CD30 POSITIVE T - CELL LYMPHOPROLIFERATIVE DISORDERS Lymphoamatoid Papulosis Primary cutaneous anaplastic large cell lymphoma SUBCUTANEOUS PANNICULITIS - LIKE T - CELL LYMPHOMA * PRIMARY CUTANEOUS GAMMA DELTA T - CELL LYMPHOMA EXTRANODAL NK/T - CELL LYMPHOMA, NASAL TYPE EXTRANODAL NK/T - CELL LYMPHOMA, NASAL TYPE PRIMARY CUTANEOUS PERIPHERAL T - CELL LYMPHOMA, UNSPECIFIED Primary cutaneous aggressive epidermotropic CD8 + T - cell lymphoma (provisional) Cutaneous gamma/delta T - cell lymphoma ( provisional) Primary cutaneous CD4 + small/medium - sized pleomorphic T - cell lymphoma (provisional) PRIMARY CUTANEOUS CD8+ AGGRESSIVE EPIDERMOTROPIC CYTOTOXIC T CELL LYMPHOMA PRIMARY CUTANEOUS CD4+ SMALL/MEDIUM T CELL LYMPHOMA

CITY OF HOPE 31 CLINICOPATHOLOGIC FEATURES OF MF

CITY OF HOPE CTCL, cutaneous T - cell lymphoma; OS, overall survival. 8. Reprinted from Agar NS, et al. J Clin Oncol . 2010;28(31):4730 - 4739; 9. Adapted from Scarisbrick JJ, et al. Br J Dermatol . 2014;170(6):1226 - 1236. 32 POORER PROGNOSIS FOR LATER - STAGE CTCL 10/31/2022

CITY OF HOPE CONCLUSION 33 ▪ T – Cell lymphoma are a heterogenous group of diseases ▪ Systemic T - cell lymphomas are aggressive, and the prognosis is poor ▪ Cutaneous T - cell lymphomas can be indolent in early stages, but a small percentage of patients can have aggressive features ▪ Treatment options for T - cell lymphomas are limited and not curative ▪ There is a need for new therapeutic approaches

CITY OF HOPE 34 ▪ THANK YOU

New Drug Development in Biliary Tract Cancer Do - Youn Oh, MD, PhD, Professor, Division of Medical Oncology, Department of Internal Medicine, Seoul National University and Seoul National University College of Medicine Do - Youn Oh, MD, PhD © 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022 35

New Drug Development in Biliary Tract Cancer Do - Youn Oh, MD., PhD . Medical Oncology, Seoul National University Hospital Cancer Research Institute, Seoul National University College of Medicine 31 Oct 2022, Cyclacel R&D Day

COI Consultant/Advisory Board: AstraZeneca, Novartis, Genentech/Roche, Merck Serono , Bayer, Taiho, ASLAN, Halozyme, Zymeworks, BMS/Celgene, BeiGene , Basilea, Turning Point, Yuhan, Arcus Biosciences, IQVIA, MSD Research Grant : AstraZeneca, Novartis, Array, Eli Lilly, Servier, BeiGene, MSD, Handok

BTC: NON - RARE Cancer in Korea Valle JW, Oh DY, et al. Lancet. 2021

Developments in systemic therapy of BTC Valle JW, Oh DY, et al. Lancet. 2021

1 st - line, BTC Valle J et al. NEJM 2010 x ABC - 02, UK Gemcitabine+Cisplatin Gemcitabine R BTC - ECOG 0,1,2 - chemo - naive (n=410) 1:1 Primary endpoint: OS Up to 24 weeks 11.7 m VS 8.1 m OS

Clinical trials, 1L, BTC

	Phase	Control	Experimental	OS (m)	HR
ABC-02	III	Gem	GemCis	8.1 vs 11.7	0.64
BT22	II	Gem	GemCis	7.7 vs 11.2	0.69
JCOG1113	III	GemCis	Gem+S1	13.4 vs 15.1	0.95 (non-inferiority)
KHBO1401-MITSUBA	III	GemCis	GemCis+S1	12.6 vs 13.5	0.79 (0.60-1.04)
Lee et al	III	GemOx	GemOx+Erlotinib	9.5 vs 9.5	0.93
BINGO	II	GemOx	GemOx+Cetuximab	12.4 vs 11.0	
Hezel et al	II	GemOx	GemOx+Panitumumab	10.2 vs 9.9	
JSBF	II	GemCis	GemCis+ Ramucirumab GemCis+Merestinib	13.0 vs 10.5 13.0 vs 14.0	1.33 (0.96-1.86) 0.95 (0.67-1.34)
NuTide	III	GemCis	NUC1031+Cis	negative

□ Durvalumab+ Chemotherapy, 1L, BTC » BTC - 1 st MEDITREME ClinicalTrials.gov Identifier: NCT03046862 Oh DY, et al. Lancet Gastroenterol Hepatol 2022 IO+Chemotherapy in BTC Cohort 1: GC - >GC+D+T Cohort 2: GC+D Cohort 3: GC+D+T GC:GemCis D:Durvalumab, T: Tremelimumab, maximum 4 cycles

BTC - 1 st MEDITREME » Patient enrollment Oh DY, et al. Lancet Gastroenterol Hepatol 2022

BTC-1st MEDITREME

➢ Treatment response

Cohort 1: GC->GC+D+T


A
Change from baseline (%)
100
80
60
40
20
0
-20
-40
-60
-80
-100
PD
PR
SD
CR

ORR: 50% (95% CI, 33–67)

Cohort 2: GC+D


B
Change from baseline (%)
100
80
60
40
20
0
-20
-40
-60
-80
-100
PD
PR
SD
CR

ORR: 72% (95% CI, 58-83)

Cohort 3: GC+D+T


C
Change from baseline (%)
100
80
60
40
20
0
-20
-40
-60
-80
-100
PD
PR
SD
CR

ORR: 70% (95% CI, 56-81)

Oh DY, et al. Lancet Gastroenterol Hepatol 2022

BTC - 1 st MEDITREME Oh DY, et al. Lancet Gastroenterol Hepatol 2022 » PFS » OS

TOPAZ-1 study design

TOPAZ-1 is a double-blind, multicenter, global, Phase 3 study

Key eligibility
- Locally advanced or metastatic BTC (ICC, ECC, GBC)
- Previously untreated if unresectable or metastatic at initial diagnosis
- Recurrent disease >6 months after curative surgery or adjuvant therapy
- ECOG PS 0 or 1

R (1:1)
N=685

Durvalumab 1500 mg Q3W + GemCis (up to 8 cycles) → **Durvalumab 1500 mg Q4W until PD**

Placebo Q3W + GemCis (up to 8 cycles) → **Placebo Q4W until PD**

Stratification factors
- Disease status
  - (initially unresectable versus recurrent)
- Primary tumor location
  - (ICC versus ECC versus GBC)

Primary objective
- Overall survival

Secondary objectives
- Progression-free survival
- Objective response rate
- Duration of response
- Efficacy by PD-L1 status
- Safety

GemCis treatment: gemcitabine 1000 mg/m2 and cisplatin 25 mg/m2 on Days 1 and 8 Q3W administered for up to 8 cycles.

BTC, biliary tract cancer; ECC, extrahepatic cholangiocarcinoma; ECOG, Eastern Cooperative Oncology Group; GBC, gallbladder cancer; GemCis, gemcitabine and cisplatin; ICC; intrahepatic cholangiocarcinoma; PD, progressive disease; PD-L1, programmed cell death ligand-1; PS, performance status; QnW, every n weeks; R, randomization.

Oh DY, et al. ASCO GI 2022

TOPAZ - 1, Primary endpoint: OS Median duration of follow - up (95% CI) was 16.8 (14.8 – 17.7) months with durvalumab + GemCis and 15.9 (14.9 – 16.9) months with placebo + GemCis. CI, confidence interval; GemCis, gemcitabine and cisplatin; HR, hazard ratio; mo , month; OS, overall survival. 0 3 6 9 12 15 18 21 24 27 30 341 344 309 317 268 261 208 183 135 125 79 65 49 29 24 10 9 4 1 0 Number of subjects at risk Durvalumab + GemCis Placebo + GemCis 0.0 0.1 0.2 0.3 0.4 0.5 Probability of OS 0.6 0.7 0.8 0.9 1.0 24 - mo OS: 24.9% 10.4% 18 - mo OS: 35.1% 25.6% Time from randomization (months) 12 - mo OS: 54.1% 48.0% Median OS (95% CI), months Hazard ratio (95% CI) p - value Durvalumab + GemCis (n=341) 12.8 (11.1 – 14.0) 0.80 (0.66 – 0.97) 0.021 Placebo + GemCis (n=344) 11.5 (10.1 – 12.5) Statistical significance cut - off for OS: p=0.03 Oh DY, et al. NEJM Evidence 2022

BTC, 1L, OS ABC - 02 TOPAZ - 1 Valle J, et al. NEJM 2010 Oh DY, et al. NEJM Evidence 2022

Long - term FU (+6.5 months more FU) Oh DY, et al. ESMO 2022 Data cut - off: 25 Feb 2022 OS event maturity: 76.9% Overall Survival

NCCN Guideline Version 2.2022 d Durvalumab + gemcitabine + cisplatin is also a recommended treatment option for patients who developed recurrent disease >6 mo nths after surgery with curative intent and >6 months after completion of adjuvant therapy 5. Oh DY, He AR, Qin S, et al. Durvalumab plus gemcitabine and cisplatin in advanced biliary tract cancer. NEJM Evid 2022:1 - 11. Epub ahead of print.

FDA Approval, 02 Sep 2022

Molecular spectra of BTC SNUH, BTC, Foundation One

Targeting FGFR2 fusion/translocation in BTC

Infigratinib (BGJ398)



B
N = 61
n = 58 (95.1%)
FGFR status
FGFR2 fusion
FGFR2 amplification
FGFR2 mutation
FGFR2 mutation + fusion
FGFR2 amplification + mutation
FGFR3 amplification
Best Change From Baseline (%)
Patients

May 2021, FDA Approval

Pemigatinib (INCB54828)



Change From Baseline in Target Lesion Size
ORR 35.5% (95% CI 26.5-45.3)
DCR 82% (95% CI 74-89)

Apr 2020, FDA Approval

Futibatinib (TAS-120)



Change from baseline (%)
Best overall response (n=28)
PR (n=7)
SD (n=15)
PD (n=2)
NE (n=4)
*Prior FGFR inhibitor

Sep 2022, FDA Approval

x ClarIDHy, IDH1 Mutation (+) CC, Phase III Targeting IDH1 in BTC Abou - Alfa GK, Oh DY, et al. Lancet Oncol 2020 PFS OS Aug 2021, FDA Approval

Targeting MSI - H, NTRK in BTC Tissue - agnostic approach Pestana RC, et al. Nat Rev Clin Oncol 2020 » Larotrectinib is efficacious regardless of tumor type Ulrik L, Oh DY, et al. ESMO 2018

Targeting CDK2/9 in BTC Fadraciclib (CYC - 065) controls BTC cell growth. Kim JM, Oh DY, et al. Unpublished data » BTC cells with high MCL1 are relatively sensitive to Fadraciclib

Targeting CDK2/9 in BTC Fadraciclib (CYC - 065) downregulates the expression of HR factors. Kim JM, Oh DY, et al. Unpublished data

Targeting CDK2/9 in BTC Fadraciclib (CYC - 065) sensitizes MCL1 - high BTC cells to olaparib (PARP inhibitor) Kim JM, Oh DY, et al. Unpublished data

Targeting CDK2/9 in BTC Fadraciclib (CYC - 065) shows antitumor effects in BTC xenograft model. Kim JM, Oh DY, et al. Unpublished data

Current status and future perspectives in BTC New SOC in 1L using immunotherapy+chemotherapy combination. Targeting genetic subsets (FGFR2 fusion, IDH1 mutation) has shown success. Many clinical trials for various targets (genetic subset, immune, etc) are ongoing in BTC. Blue Ocean in New Drug Development

Fadraciclib CDK2/9 Inhibitor Clinical Update © 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022 61 Mark Kirschbaum, MD Chief Medical Officer, Cyclacel Pharmaceuticals, Inc.

Dual Inhibition of CDK2 & CDK9= Multiple Antitumor Mechanisms

Anti-**apoptotic** protein (MCL1, MYC, MYCN, MYB, MDM2, etc. …[1,2]) overexpression in **solid tumors** & **leukemias**

Cyclin E (*CCNE*) overexpression > drug resistance in **women's cancers**, e.g.

- HR +ve CDK4/6 inhibitor refractory breast cancer
  - *Palbociclib + HR regimen failure stat sig correlated with cyclin E overexpression (PALOMA-3)* [3]
- HER2 +ve refractory breast cancer
  - *Cyclin E amplification/overexpression is a mechanism of trastuzumab (Herceptin®) resistance* [4]

CDK2 is an escape mechanism for CDK9

CDK2 also degrades MCL1



Fadra
CDK2
Direct inhibition of cell proliferation esp. cyclin E dependent cancers
CDK9
↓ MCL1
↓ MYC
↓MLL-driven transcription, inc. Hoxa9, Meis1, etc.
Apoptosis of tumors dependent on CDK9-mediated transcription of MCL1, MYC or MLL-target genes

CYCLACEL

[1] Poon E et al, JCI 2020. [2] Frame S et al, PLOS One, 2020. [3] Turner NC et al; JCO 2019. [4] Scaltriti M et al, PNAS, 2011.

© 2022 Cyclacel Pharmaceuticals, Inc.
R&D Day October 31, 2022

62

-100 -80 -60 -40 -20 0 20 % Change From Baseline Tumors with MCL1 and CCNE overexpression respond to fadraciclib single agent • Improved efficacy with more frequent 1h infusions on d1, 2, 8, 9 every 3wk • SD >4 cycles in cyclin E amplified ovarian cancer; 29% shrinkage of all target lesions • Confirmed PR at 4 cycles (MCL1 amplified endometrial cancer); 100 % shrinkage of all baseline target lesions and CR at 1.5 years; deep ongoing response at 3 years Lung ACC Endometrial Ovarian Fallopian tube 213mg (DL4) 160mg (DL3) 90mg (DL1) + CCNE MCL1 # Cycles: 4 9 4 5 >48 Fadraciclib IV 065 - 01 Ph 1 Part 2 Data (unselected, late line) 63 Data on file. + Non - measurable target tumor lesion. © 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022

Fadraciclib Oral 065-101 Ph 1/2 Solid Tumor *(ongoing, unselected, late line)*

- Currently evaluating 150mg bid daily 4 out of 4 weeks (level 6 of up to 7 dose levels)
- 18 patients treated across 5 cohorts without dose limiting toxicities up to 100mg bid daily 4 out of 4 weeks
- PoC part of the study across multiple tumor types expected to begin 1H 2023

Dose Escalation*
(3+3; unselected, all comer, late line)

Dose Level	Status
7th Dose Level *200mg bid daily M to F (4/4 wk)*	
6th Dose Level **150mg bid daily M to F (4/4 wk)**	Active
5th Dose Level (n=6) *100mg bid daily M to F (4/4 wk)*	✓
4th Dose Level (n=3) *100mg bid daily M to F (3/4 wk)*	✓
3rd Dose Level (n=3) *75mg bid daily M to F (3/4 wk)*	✓
2nd Dose Level (n=3) *50mg bid daily M to F (3/4 wk)*	✓
Starting Dose Level (n=3) *50mg bid daily MWF (3/4 wk)*	✓

Proof of Concept (PoC)**
(Simon 2-stage; 2nd /3rd line)

Cohort 1: Endometrial, Ovarian

Cohort 2: Cholangiocarcinoma

Cohort 3: Hepatocellular Carcinoma

Cohort 4: Breast (post-CDK4/6i, TNBC, HER-2 refractory)

Cohort 5: Lymphoma (B-cell)

Cohort 6: Lymphoma (T-cell)

Cohort 7: mCRC (including KRAS mutated)

Cohort 8 Basket: biomarker selected
suspected to have related MoA (expand if responses seen)

Pivotal
(if randomized study not needed)

Single-arm, open label, study for n=TBD cancer patients in a histology from PoC

Pivotal indication to be determined based on clinical data from PoC

ClinicalTrials.gov Identifier: NCT04983810.

CYCLACEL **Single agent **Single agent; followed by combination TBD: To be disclosed.*

© 2022 Cyclacel Pharmaceuticals, Inc.
R&D Day October 31, 2022
64

Fadraciclib Oral 065 - 101 Safety ( Interim Results ) © 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022 65 • Data on file o Single agent well tolerated thus far up to and including DL5 o No DLTs related to study drug

Fadraciclib Oral 065 - 101 SAE List (interim, ongoing study) 66 Data on file. © 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022 ID Cohort Event Preferred Term CTCAE Grade Causal Relationship 102 - 001 Dose Level 1 Abdominal pain 2 Not related 102 - 002 Dose Level 1 Accidental overdose 1 Not Applicable Wound secretion 2 Not related Obstructive airways disorder 2 Not related Productive cough 3 Not related Dysphagia 2 Not related 102 - 004 Dose Level 2 Acute respiratory failure 2 Not related Dyspnoea 2 Not related Urinary retention 2 Not related Disease Progression 5 Not related Spinal cord compression 3 Not related 102 - 009 Dose Level 2 Hyperglycaemia 3 Not related Accidental overdose 1 Not Applicable 101 - 010 Dose Level 3 Cerebral haemorrhage 3 Not related Brain edema 3 Not related Cerebral haematoma 3 Not related 101 - 013 Dose Level 3 Abdominal Pain 3 Not related Blood bilirubin increased 4 Not related Hyponatremia 3 Not related 302 - 016 Dose Level 4 Cholangitis 3 Not related Pain 2 Not related 102 - 024 Dose Level 5 Seizure 2 Not related

Fadraciclib Oral 065 - 101 Related TEAE List (interim, ongoing study) 67 Data on file. Cohort TEAE by Preferred Term All Grades, n Grade ≥ 3, n Dose Level 1 Decreased appetite 1 0 Lymphocyte count decreased 1 1 Chills 1 0 Anaemia 1 0 Hypoalbuminaemia 1 1 Hypocalcaemia 1 0 Nausea 1 0 Accidental overdose 1 0 Weight decreased 1 0 © 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022

Fadraciclib Oral 065 - 101 Related TEAE List (interim, ongoing study) 68 Data on file. Cohort TEAE by Preferred Term All Grades, n Grade ≥ 3, n Dose Level 2 Decreased appetite 2 0 White blood cell count decreased 1 1 Vomiting 3 0 Nausea 2 0 Thrombocytopenia 3 1 Diarrhoea 1 0 Fatigue 2 1 Rash maculo - papular 1 0 Dry mouth 1 0 Blood triglycerides increased 1 1 Accidental overdose 1 0 Lymphocyte count decreased 1 1 Dehydration 1 0 Hyperglycaemia 1 1 Insomnia 1 0 Taste disorder 1 0 Visual impairment 1 0 © 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022

© 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022 Cohort TEAE by Preferred Term All Grades, n Grade ≥ 3, n Dose Level 3 Thrombocytopenia 1 0 Diarrhoea 1 0 Ageusia 1 0 Decreased appetite 1 0 Vomiting 1 0 Nausea 1 0 Taste disorder 1 0 Dose Level 4 Diarrhoea 1 0 Nausea 3 0 Dry mouth 1 0 Dose Level 5 Blood creatinine increased 2 0 Diarrhoea 3 0 Fatigue 2 0 Nausea 3 0 Vomiting 2 0 Abdominal pain 1 0 Neutrophil count decreased 1 0 Lymphocyte count decreased 1 1 Gastritis 1 0 Thrombocytopenia 1 0 Hyperglycaemia 1 0 Fadraciclib Oral 065 - 101 Related TEAE List (interim, ongoing study) 69 Data on file.

Fadraciclib Oral 065 - 101 Response Data ( interim ) 70 Best Overall Response n/N Complete Response (CR) - Partial Response (PR) 2/18* Stable Disease (SD) 11/18 Progressive Disease (PD) 5/18 Activity by dosing level (DL) n/N (PR+SD) DL5 (3 pts ongoing; 200mg/d x5 days continuously) 3/6 (1+2) DL4 1/3 (0+1) DL3 3/3 (0+3) DL2 3/3 (1+2) DL1 2/3 (0+2) Data on file * CTCL, PTCL. PR or SD by histology n/N Gyn (endometrial, ovarian, cervical/uterine) 4/4 T - cell lymphoma 2/3 Breast 0/3 Hepatocellular 2/2 Prostate 2/2 Head & neck 1/2 Cholangiocarcinoma 1/1 Pancreatic 1/1 © 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022

Fadraciclib Oral 065-101 Interim Data *(ongoing, unselected, late line)*

Best percentage change from baseline in target lesions (all response types)



60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
CTCL
BC
BC
H&N
HCC
H&N
Uterine
Prostate
Pancreatic
BC
CCA
HCC
Endometrial
Ovarian
Cervical
PTCL
CTCL
DL1
DL2
DL3
DL4
DL5

Response Criteria by:

- RECIST 1.1 (N=14)
- mSWAT (N=1)
- Lugano (N=2)

BC=breast cancer

CCA=cholangiocarcinoma

H&N=head & neck cancer

HCC=hepatocellular cancer

CYCLACEL *Data on file.*

© 2022 Cyclacel Pharmaceuticals, Inc.
R&D Day October 31, 2022

71

PR in angioimmunoblastic PTCL pt. (oral 065 - 101 DL5 Lugano criteria) 72 Data on file. PET scan images kindly provided by the principal investigator. © 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022

Plasma Concentration Post Oral Fadraciclib DL1 - 5 Patients ( Interim ) Target Engagement Levels Achieved for ~5h Continuous Dosing 73 Data on file. © 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022 Day 1 Day 17/18 CDK9i CDK9 target engagement CDK2 target engagement Plasma concentration (mean ± SD) from PK samples collected from patients on Cycle 1 Day 1 and Cycle 1 Day 17/18 in 065 - 101 Ph 1/2 Solid Tumor Study ( Interim Results ). CDK2i CDK9i CDK2i

CDK9 Inhibition at DL5 Induces Broad Transcriptional Inhibition

Pharmacodynamic Response in Whole Blood by RNAseq Oral Fadraciclib 065-101 Solid Tumor DL5 Patients (Interim)



(A)
Gene expression levels
Log2 Fold Change
5.6
0
-9.1
Genes
(B)
Fold Change (log2)
5
0
-5
017_D01_H01
017_D01_H04
017_D01_H08
017_D01_H24
021_D01_H01
021_D01_H08
021_D01_H24
019_D01_H01
019_D01_H04
019_D01_H08
019_D01_H24
020_D01_H01
020_D01_H04
020_D01_H08
020_D01_H24
020_D17_H01
020_D17_H04
020_D17_H08
020_D17_H24

PD samples at baseline, 1, 4, 8, 24 h post-treatment on Cycle 1 Day 1 and C1 D17/18. TPM by mRNAseq. Differential gene expression determined relative to baseline after normalization to housekeeping genes. (A) For 1h or 4h timepoints average fold change (across samples) in gene expression is ≥2 for 3347 protein-coding genes (heatmap illustrates differential gene expression). (B) Boxplot shows distribution of gene expression fold changes across samples. Horizontal line = mean, 2nd to 3rd quartiles boxed, 1st to 4th quartiles dashed, statistical outliers to normal distribution circles. Samples labelled by "Subject No.Day Hour". Data on file.

CYCLACEL

© 2022 Cyclacel Pharmaceuticals, Inc.
R&D Day October 31, 2022

74

Fadraciclib Oral 065-101 Interim Results Summary

- 18 pts evaluable with advanced solid tumors or lymphoma treated in DL 1-5 (median treatment duration is 2.4 cycles; range 1-5 cycles)
- Well tolerated in all dose levels thus far (including DL5 100mg bid, M-F, week 1-4 in 28-day cycles)
- Two PRs in T-cell lymphoma pts; 4 pts (cervical, endometrial, HCC, ovarian cancer) showed target lesion reduction and a pancreatic cancer pt stable disease for 5 cycles
- Target engagement levels achieved for ~5 hours per dose on continuous dosing
- Enrollment continues at DL6 (150mg bid, M-F, week 1-4)
- Confirmed CR continues for 3 years in a subject with MCL1-amplified endometrial cancer dosed at 213mg IV d1,2,8,9 q3w in earlier Phase 1 study of fadraciclib IV

CYCLACEL •Data on file

© 2022 Cyclacel Pharmaceuticals, Inc.
R&D Day October 31, 2022
75

CYC140 PLK1 Inhibitor Preclinical & Clinical Update © 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022 76 Mark Kirschbaum, MD Chief Medical Officer, Cyclacel Pharmaceuticals, Inc.

CYC140 A Differentiated PLK1 Inhibitor 77 Next step Cancer cells more sensitive to PLK1 loss vs normal cells Prolonged mitotic arrest > apoptosis PLK - family kinase PLK1 (primary), PLK2, PLK3 (secondary) Selectivity Bladder, breast, lung, colorectal, hepatobiliary, lymphomas potential single agent activity Oral small molecule PLK inhibitor, best in class <12h half life Solid tumor & leukemia activity Ongoing Ph 1/2: biologically - optimal schedules require continuous dosing © 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022

CYC140 Scientific Rationale: Inhibit PLK1 Key Mitotic Regulator

Oncogene with key role in regulation of

- mitotic entry and exit
- spindle formation
- cytokinesis

Cancer very sensitive to PLK1 depletion, esp.

- mutated KRAS and p53(-)
- blocks proliferation by prolonged mitotic arrest
- onset of apoptotic death in cancer cells
- normal cells with intact checkpoints less sensitive


Prometaphase
Metaphase
Cdk1 inactivation
Anaphase
Prophase
Spindle assembly
APC/C regulation
Centrosome maturation
Cdk1 activation
Mitotic entry
Plk1
Cytokinesis
Interphase
Telophase
Cytokinesis

Medema RH et al. (2011) Clin Can Res 17(20):6459-66

CYCLACEL
© 2022 Cyclacel Pharmaceuticals, Inc.
R&D Day October 31, 2022
78

Characteristic PLK1i Mitotic Effects in Cells © 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022 79 Left: Moureau S. et al. ENA 2016 Abs 355. Right: Medema RH et al. (2011) Clin Can Res 17(20):6459 - 66 . CYC140 increases mitotic cell number CYC140 induces monopolar spindle formation

Optimizing PLK1i Exposure Can Enhance Cell Death Induction – Rationale for Lower, Prolonged Dosing © 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022 80 RKO colon carcinoma cell line - Single thymidine block and release prior to treatment Aspinal et al., Oncotarget , 2015, 6, 36472 - 88 and company data on file. First Mitotic Entry - RKO Single Thymidine Block and Release Cyclacel 0 10 20 30 40 50 60 70 0 25 50 75 100 DMSO Monastrol 100M BI 2536 25 nM BI 2536 100 nM CYC801 50 nM CYC801 500 nM CYC802 50 nM CYC802 500 nM Time (hrs) after thymidine release Cell Death - RKO Single Thymidine Block and Release Cyclacel 0 10 20 30 40 50 60 70 0 25 50 75 100 DMSO Monastrol 100M BI 2536 25 nM BI 2536 100 nM CYC801 50 nM CYC801 500 nM CYC802 50 nM CYC802 500 nM Time (hrs) after thymidine release Mitotic Entry (%) Cell Death (%) CYC140 50 nM CYC140 500 nM At high doses, PLK1i treatment stops growth; at lower doses PLK1i starts cell cycle and then more tumor cells die.

Dual PLK1 and BRD4 Inhibitor Landscape 81 © 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022 Key BI2536 groups spatially maintained in CYC140 Compound BRD4 Kd ( µ M) BRD4 - 1 IC 50 (µM) BI2536 0.052 0.067 CYC140 0.057 0.153 volasertib 0.110 0.220 TAK - 960 0.170 0.397 GSK461364 > 10 > 10 Onvansertib > 10 > 10 JQ - 1 0.018 0.016 CYC140 Profiling of BI2536 against panel of 32 human BRDs. Hydrogen bonding interactions of BI2536 in BRD4 and PLK1 Ember et al. ACS Chem Biol. 2014, 9, 1160 - 1171.

PLK Inhibitors in Clinical Development

Volasertib
(Boehringer Ingelheim; i.v. BI-6727 discontinued)

- BTD in AML Ph2 data; but Ph 3 POLO-1 in AML failed; imbalance of deaths likely due to myelosuppression; long terminal half-life ~110h
- Dose intensity led to single agent activity

Onvansertib
(Cardiff; p.o., selectivity primarily PLK1, secondarily CDK9, etc.*)

- Signal in KRASmut mCRC with bevacizumab/FOLFIRI; terminal $t_{1/2}$ ~24h
- Ph 1b studies in AML with chemo; prostate with abiraterone; mPDAC with chemo

CYC140
(Cyclacel; p.o., selectivity primarily PLK1, secondarily PLK2, PLK3)

- Preclinical activity in multiple solid tumors and leukemias; terminal $t_{1/2}$ ~11h
- Streamlined, dose intense, registration-enabling, Ph 1/2 in multiple **solid tumors** in progress

CYCLACEL *Data on file. *Valsasina B et al Mol Can Ther 2012 11 1006; https://mct.aacrjournals.org/content/11/4/1006.figures-only.*

© 2022 Cyclacel Pharmaceuticals, Inc.
R&D Day October 31, 2022
82

CYC140 Pulse Treatment Highlights Multiple Sensitive Indications 83 © 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022 0 2 4 6 8 10 12 14 6 h pulse IC 50 (µM) Cellular cytotoxicity: 72h IC 50 from 6 h CYC140 exposure identifies sensitive cancer cell subsets, incl. acute leukemias, skin, prostate, bladder, bone, brain & nerves, uterus, esophagus . Where IC 50 not reached maximum concentration tested (10 µM) is plotted. Data on file.

CYC140 Preclinical Efficacy in Esophageal & Leukemia Models © 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022 84 Potent and selective inhibitor (PLK1 IC 50 ~3 nM) Data on file. * 17% T/C P < 0.00001 † 39% T/C P < 0.0001 † *

CYC140 Preclinical Efficacy in KRAS G13D mut Colorectal Cancer © 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022 85 Treatment Route/ Schedule Efficacy 50 mpk irinotecan ip Q4D x 4 wk Not tolerated >10% Mean BW Loss 18% T/C (Day 27) 45 mpk CYC140 po (qdx5/wk) x 4 wk 45% T/C (Day 27) 55 mpk CYC140 po (qdx5/wk) x 4 wk 28% T/C (Day 27) Data on file. HCT116 is a human colorectal carcinoma cell line. T/C= tumor over control.

CYC140 Oral Ph1/2 Solid Tumor Study Design

Dose Escalation*
(3+3; unselected, all comer, late line)

7th Dose Level (n=3)
20mg qd M to F (wk 1 to 3)

6th Dose Level (n=3)
20mg qd M to F (wk 1 & 3)

5th Dose Level (n=3)
15mg qd M to F (wk 1 to 3)

4th Dose Level (n=3)
15mg qd M to F (wk 1 & 3)

3rd Dose Level (n=3)
10mg qd M to F (wk 1 to 3)

2nd Dose Level (n=3) — Active
10mg qd M to F (wk 1 & 3)

Starting Dose Level (n=3) ✓
5mg qd M to F (wk 1 to 3)

Schedule: 3-4 wk/cycle.

Proof of Concept (PoC)**
(Simon 2-stage; 2nd /3rd line)

Cohort 1: Bladder cancer

Cohort 2: Breast cancer (TNBC)

Cohort 3: Lung cancer (NSCLC and SCLC])

Cohort 4: Hepatocellular carcinoma (HCC) and biliary tract cancer

Cohort 5: Metastatic colorectal cancer (mCRC) including KRAS-mutated

Cohort 6: B-cell lymphoma including diffuse large B-cell lymphoma (DLBCL)

Cohort 7: T-cell lymphoma (CTCL/PTCL)

Cohort 8 Basket: tumors suspected to have related MoA (expand if responses)

Pivotal
(if randomized study not needed)

Single-arm, open label, study for n=TBD cancer patients

Indication in pivotal study to be determined based on clinical data from PoC

*Single agent **Single agent; followed by combination TBD: To be disclosed.

CYCLACEL
© 2022 Cyclacel Pharmaceuticals, Inc.
R&D Day October 31, 2022
86

CYC140 Summary

- Optimized short half life and oral dosing
- Improved kinase profile over other PLK1 inhibitors
  - BRD4 inhibition at low nM range (important epigenetic target)
- Broad single agent preclinical activity supports single agent trial design
- Single agent Phase 1/2 solid tumor and lymphoma (140-101) ongoing at DL2
  - Anticancer Activity: stable disease in patient with NSCLC (non-small cell lung cancer) for 6 cycles (ongoing), and patient with Ovarian cancer for 4 cycles
  - No DLTs thus far
  - Report interim data in 1H23

CYCLACEL

© 2022 Cyclacel Pharmaceuticals, Inc.
R&D Day October 31, 2022

Differentiated, targeted oncology medicines with 1 st or 2 nd mover advantage Fadra: oral CDK2 & CDK9 inhibitor; PR in women’s cancers, lymphomas Big pharma committed to the class, focused on breast indication CYC140: oral PLK inhibitor with novel MoA ; potential best - in - class properties Multiple short - & mid - term catalysts; addressing large unmet patient needs Cyclacel Summary © 2022 Cyclacel Pharmaceuticals, Inc. R&D Day October 31, 2022 88